SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): February 23, 2004
                                                         -----------------


                           ASHCROFT HOMES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                           0-33437                31-1664473
---------------                   --------------             ------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

6312 So. Fiddlers Green Circle, Suite 500N
           Englewood, Colorado                                         80111
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number including area code: (303) 799-6194
                                                           --------------




                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits.

               16. Letter from former certifying accountant, A.J. Robbins P.C. dated March 4, 2004.



                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ASHCROFT HOMES CORPORATION



Date:    March 12, 2004                       By:  /s/ Richard O. Dean
       -----------------                           ----------------------------
                                                   Richard O. Dean, President